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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       ----------------------------------



                                   FORM 8-K

                               CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  August 5, 1998



                             REHABCARE GROUP, INC.
             (Exact name of registrant as specified in its charter)


     DELAWARE                   0-19294                    51-0265872
   (State or other          (Commission File            (I.R.S. Employer
   jurisdiction of               Number)                 Identification
    organization)                                            Number)



           7733 FORSYTH BOULEVARD
                 17TH FLOOR
            ST. LOUIS, MISSOURI                                63105
 (Address of principal executive offices)                    (Zip Code)



      Registrant's telephone number, including area code:  (314) 863-7422




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ITEM 5.        OTHER EVENTS

      On August 6, 1998, RehabCare Group, Inc., a Delaware corporation ("RehabCare"), announced that RehabCare had signed a definitive agreement to acquire Therapeutic Systems, Ltd., an Illinois corporation ("Therapeutic"), located in Chicago, Illinois (the "Acquisition"). Therapeutic provides low-cost contract therapy services to approximately 50 nursing homes and school districts in the greater Chicago area. Therapeutic reported revenues of approximately $14 million for the twelve months ended December 31, 1997. Subject to customary closing conditions, the Acquisition is expected to be consummated by late August 1998.


      The foregoing description is qualified in its entirety by reference to a copy of the press release which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

            (c)   Exhibits
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
Exhibit No.       Description
-----------       -----------
99.1              Text of press release, dated August 6, 1998, issued by
                  RehabCare Group, Inc.

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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 6, 1998

                                          REHABCARE GROUP, INC.



                                     By: /s/ Alan C. Henderson
                                        -------------------------------------
                                         Alan C. Henderson
                                         President and Chief Executive Officer

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                              EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
99.1              Text of press release, dated August 6, 1998, issued by
                  RehabCare Group, Inc.

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